[JANUS LOGO]

                 JANUS ADVISER SERIES

                     Janus Adviser Growth Fund
                     Janus Adviser Aggressive Growth Fund
                     Janus Adviser Capital Appreciation Fund
                     Janus Adviser Core Equity Fund
                     (formerly Janus Adviser Equity Income Fund)
                     Janus Adviser Balanced Fund
                     Janus Adviser Growth and Income Fund
                     Janus Adviser Strategic Value Fund
                     Janus Adviser International Fund
                     Janus Adviser Worldwide Fund
                     Janus Adviser Global Value Fund
                     Janus Adviser Flexible Income Fund

                              100 Fillmore Street
                              Denver, CO 80206-4928
                              (800) 525-0020

                              Statement of Additional Information

                              September 30, 2001, as supplemented December 14, 2001, February 1, 2002, April 3, 2002 and May 13,
                              2002

                 This Statement of Additional Information expands upon and supplements the information contained in the current Prospectus for the funds listed above, each of which is a separate series of Janus Adviser Series, a Delaware business trust. Each of these series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Each Fund is managed separately by Janus Capital Management LLC ("Janus Capital"). Janus Adviser Core Equity Fund was formerly known as Janus Adviser Equity Income Fund. The name change was effective September 30, 2001.

                 The shares of the Funds may be purchased only through institutional channels such as qualified and non-qualified retirement and pension plans, bank trust departments, brokers, financial advisers and other financial intermediaries.

                 This SAI is not a Prospectus and should be read in conjunction with the Fund's Prospectus dated September 30, 2001, which is incorporated by reference into this SAI and may be obtained from your plan sponsor, broker or other financial intermediary. This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectus.
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                                                               Table of contents

                Classification, Portfolio Turnover,
                Investment Policies and Restrictions,
                and Investment Strategies and Risks.........................    2
                Investment Adviser..........................................   23
                Custodian, Transfer Agent
                and Certain Affiliations............................``........   27
                Portfolio Transactions and Brokerage........................   29
                Trustees and Officers.......................................   33
                Shares of the Trust.........................................   39
                   Net Asset Value Determination............................   39
                   Purchases................................................   39
                   Distribution Plan........................................   40
                   Redemptions..............................................   41
                Income Dividends, Capital Gains
                Distributions and Tax Status................................   42
                Principal Shareholders......................................   43
                Miscellaneous Information...................................   47
                   Shares of the Trust......................................   47
                   Shareholder Meetings.....................................   47
                   Voting Rights............................................   47
                   Independent Accountants..................................   48
                   Registration Statement...................................   48
                Performance Information.....................................   49
                Financial Statements........................................   51
                Appendix A..................................................   52
                   Explanation of Rating Categories.........................   52

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Classification, portfolio turnover, investment policies
                and restrictions, and investment
                strategies and risks

CLASSIFICATION

          Each Fund is a series of the Trust, an open-end, management investment company. The Investment Company Act of 1940 ("1940 Act") classifies mutual funds as either diversified or nondiversified. Aggressive Growth Fund, Capital Appreciation Fund, Strategic Value Fund and Global Value Fund are nondiversified funds. Each of these Funds reserves the right to become a diversified fund by limiting the investments in which more than 5% of its total assets are invested. Growth Fund, Core Equity Fund, Balanced Fund, Growth and Income Fund, International Fund, Worldwide Fund and Flexible Income Fund are diversified funds.

PORTFOLIO TURNOVER

          The Prospectus includes a discussion of portfolio turnover policies. Portfolio turnover is calculated by dividing total purchases or sales, whichever is less, by the average monthly value of a Fund's securities. The following table summarizes the portfolio turnover rates for the fiscal periods indicated. For the Funds that resulted from the reorganization of portfolios of Janus Aspen Series Retirement Shares, portfolio turnover for periods prior to August 1, 2000 is that of the predecessor fund.

Fund Name                                                       2001(1)     2000(2)      1999(3)
------------------------------------------------------------------------------------------------
Growth Fund.................................................       42%         46%          53%
Aggressive Growth Fund......................................       79%         84%         105%
Capital Appreciation Fund...................................       56%         13%          52%
Core Equity Fund(4).........................................      108%         86%         114%
Balanced Fund...............................................      129%         59%          92%
Growth and Income Fund......................................       51%         27%          59%
Strategic Value Fund........................................       88%        N/A          N/A
International Fund..........................................       66%         52%          80%
Worldwide Fund..............................................       72%         47%          67%
Global Value Fund(5)........................................        0%        N/A          N/A
Flexible Income Fund........................................      413%(6)     183%         116%

(1) For the fiscal year August 1, 2000 to July 31, 2001.
(2) For the fiscal period January 1, 2000 to July 31, 2000 (annualized).
(3) For the fiscal year January 1, 1999 to December 31, 1999.
(4) Formerly, Equity Income Fund.
(5) May 1, 2001 (inception) to July 31, 2001.
(6) Portfolio turnover is unusually high for this fiscal year due to increased trade activity resulting from the Fund's rapid growth.

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL FUNDS

          The Funds are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular class of shares if a matter affects just that Fund or that class of shares), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of shares) are present or represented by proxy. As fundamental policies, each of the Funds may not:

          (1) With respect to 75% of its total assets, Janus Adviser Growth Fund, Janus Adviser Core Equity Fund, Janus Adviser Balanced Fund, Janus Adviser Growth and Income Fund, Janus Adviser International Fund, Janus Adviser Worldwide Fund and Janus Adviser Flexible Income Fund may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase

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          agreements collateralized by U.S. Government securities, and other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

          For Janus Adviser Aggressive Growth Fund, Janus Adviser Capital Appreciation Fund, Janus Adviser Strategic Value Fund and Janus Adviser Global Value Fund, each Fund's fundamental restriction on diversification is rescinded.

          (2) Invest 25% or more of the value of their respective total assets in any particular industry (other than U.S. government securities).

          (3) Invest directly in real estate or interests in real estate; however, the Funds may own debt or equity securities issued by companies engaged in those businesses.

          (4) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Funds from purchasing or selling foreign currencies, options, futures, swaps, forward contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

          (5) Lend any security or make any other loan if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities or loans, including assignments and participation interests).

          (6) Act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of its portfolio securities.

          (7) Borrow money except that the Funds may each borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Fund's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions or futures, options, swaps or forward transactions. The Funds may not issue "senior securities" in contravention of the 1940 Act.

          As a fundamental policy, each Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies and limitations as such Fund.

          The Trustees have adopted additional investment restrictions for the Funds. These restrictions are operating policies of the Funds and may be changed by the Trustees without shareholder approval. The additional investment restrictions adopted by the Trustees to date include the following:

          (a) A Fund will not (i) enter into any futures contracts and related options for purposes other than bona fide hedging transactions within the meaning of Commodity Futures Trading Commission ("CFTC") regulations if the aggregate initial margin and premiums required to establish positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions will exceed 5% of the fair market value of a Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (ii) enter into any futures contracts if the aggregate amount of such Fund's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

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          (b) The Funds may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor ("short sales against the box"). In addition, the Equity Funds may engage in "naked" short sales, which involve selling a security that a Fund borrows and does not own. The total market value of all of a Fund's naked short sale positions will not exceed 8% of its assets. Transactions in futures, options, swaps and forward contracts are not deemed to constitute selling securities short.

          (c) The Funds do not currently intend to purchase securities on margin, except that the Funds may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in futures, options, swaps and forward contracts shall not be deemed to constitute purchasing securities on margin.

          (d) A Fund may not mortgage or pledge any securities owned or held by such Fund in amounts that exceed, in the aggregate, 15% of that Fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements, deposits of assets to margin, guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

          (e) The Funds do not currently intend to purchase any security or enter into a repurchase agreement, if as a result, more than 15% of their respective net assets would be invested in (1) repurchase agreements not entitling the holder to payment of principal and interest within seven days and (2) in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Funds' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"), or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

          (f) The Funds may not invest in companies for the purpose of exercising control of management.

          Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each of the Funds may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital serves as investment adviser. All such borrowing and lending will be subject to the above limits. A Fund will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. A Fund will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.

          For the purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

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          For purposes of the Funds' restriction on investing in a particular industry, the Funds will rely primarily on industry classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. classifications are so broad that the primary economic characteristics in a single class are materially different, the Funds may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT POLICIES APPLICABLE TO CERTAIN FUNDS

          BALANCED FUND. As an operational policy, at least 25% of the assets of Balanced Fund normally will be invested in fixed-income securities.

          FLEXIBLE INCOME FUND. As a fundamental policy, this Fund may not purchase a non-income-producing security if, after such purchase, less than 80% of the Fund's total assets would be invested in income-producing securities. Income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

INVESTMENT STRATEGIES AND RISKS

Cash Position

          As discussed in the Prospectus, when a portfolio manager believes that market conditions are unfavorable for profitable investing, or when he or she is otherwise unable to locate attractive investment opportunities, the Fund's investment in cash and similar investments may increase. Securities that the Funds may invest in as a means of receiving a return on idle cash include commercial paper, certificates of deposit, repurchase agreements or other short-term debt obligations. The Funds may also invest in money market funds, including funds managed by Janus Capital. (See "Investment Company Securities").

Illiquid Investments

          Each Fund may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper and municipal lease obligations purchased by the Funds. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: (1) the frequency of trades and quoted prices for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). A foreign security that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market is not deemed to be a restricted security subject to these procedures.

          If illiquid securities exceed 15% of a Fund's net assets after the time of purchase the Fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, a portfolio manager may not be able to dispose of them in a timely manner. As a result, a Fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the net asset value of a Fund to decline.

          An Equity Fund may invest up to 5% of its total assets in venture capital investments, although no more than 0.5% of its total assets will be invested in any one venture capital company. Venture capital

                                                                               5
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          investments are investments in new and early stage companies whose securities are not publicly traded. Venture capital investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The Funds may not be able to sell such investments when a portfolio manager deems it appropriate to do so due to restrictions on their sale. In addition, the Funds may be forced to sell their venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the Funds may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in a Fund's NAV.

Securities Lending

          The Funds may lend securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities or completing arbitrage activities. The Funds may seek to earn additional income through securities lending. Since there is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially, securities lending will only be made to parties that Janus Capital deems creditworthy and in good standing. In addition, such loans will only be made if Janus Capital believes the benefit from granting such loans justifies the risk. The Funds will not have the right to vote on securities while they are being lent, but they will call a loan in anticipation of any important vote. All loans will be continuously secured by collateral which consists of cash, U.S. government securities, letters of credit and such other collateral permitted by the Securities and Exchange Commission and policies approved by the Trustees. Cash collateral may be invested in money market funds advised by Janus Capital to the extent consistent with exemptive relief obtained from the SEC.

Short Sales

          Each Fund may engage in "short sales against the box." This technique involves selling either a security that a Fund owns, or a security equivalent in kind and amount to the security sold short that the Fund has the right to obtain, for delivery at a specified date in the future. A Fund may enter into a short sale against the box to hedge against anticipated declines in the market price of portfolio securities. If the value of the securities sold short increases prior to the scheduled delivery date, a Fund loses the opportunity to participate in the gain.

          The Equity Funds may also engage in "naked" short sales. In a naked short sale transaction, a Fund sells a security it does not own to a purchaser at a specified price. To complete a naked short sale, a Fund must: (1) borrow the security to deliver it to the purchaser and (2) buy that same security in the market to return it to the lender. A Fund may sell securities short only on a fully collateralized basis, as permitted by SEC interpretations. At the time of a short sale, a Fund will establish and maintain a segregated account consisting of liquid assets equal in value to the purchase price due on the settlement date under the short sale period. The value of the liquid assets will be marked to market daily. A Fund will engage in naked short sales when its portfolio manager anticipates that the security's market purchase price will be less than its borrowing price. Naked short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, naked short sales carry risks of loss if the value of a security sold short increases prior to the scheduled delivery date and a Fund must pay more for the security than it has received from the purchaser in the short sale. The total market value of all of a Fund's naked short sale positions will not exceed 8% of its assets.

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Zero Coupon, Step Coupon and Pay-In-Kind Securities

          Each Fund may invest up to 10% (without limit for Flexible Income
          Fund) of its assets in zero coupon, pay-in-kind and step coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any Fund's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

          Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Code"), a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Fund might obtain such cash from selling other portfolio holdings which might cause that Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for that Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

          Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Pass-Through Securities

          The Funds may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Funds. The most common type of pass-through securities are mortgage-backed securities. Ginnie Mae Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Fund will generally purchase "modified pass-through" Ginnie Mae Certificates,

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          which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. government.

          Freddie Mac issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

          Fannie Mae issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest but it is not guaranteed by the full faith and credit of the U.S. government.

          Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Funds), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. A portfolio manager will consider estimated prepayment rates in calculating the average-weighted maturity of a Fund. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Fund might be converted to cash and that Fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

          Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

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Investment Company Securities

          From time to time, the Funds may invest in securities of other investment companies, subject to the provisions of Section 12(d)(1) of the 1940 Act. The Funds may invest in securities of money market funds managed by Janus Capital in excess of the limitations of Section 12(d)(1) under the terms of an SEC exemptive order obtained by Janus Capital and the Janus funds.

Depositary Receipts

          The Funds may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Funds may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similar to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

          Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Funds' prospectus.

Municipal Obligations

          The Funds may invest in municipal obligations issued by states, territories and possessions of the United States and the District of Columbia. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Fund to demand payment on short notice from the issuer or a financial intermediary.

Other Income-Producing Securities

          Other types of income producing securities that the Funds may purchase include, but are not limited to, the following types of securities:

          VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

          In order to most effectively use these investments, a portfolio manager must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio manager incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

          STANDBY COMMITMENTS. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer or bank to repurchase a security held by that Fund at a specified price.

          TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

          INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No Fund will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a fund could lose money or its NAV could decline by the use of inverse floaters.

          STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

          The Funds will purchase standby commitments, tender option bonds and instruments with demand features primarily for the purpose of increasing the liquidity of their holdings.

Repurchase and Reverse Repurchase Agreements

          In a repurchase agreement, a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.

          A Fund may use reverse repurchase agreements to obtain cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes. In a reverse repurchase agreement, a Fund sells a portfolio security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Funds will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Fund, although the Fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect.

High-Yield/High-Risk Bonds

          Flexible Income Fund may invest without limit in bonds that are rated below investment grade (e.g., bonds rated BB or lower by Standard & Poor's Ratings Services or Ba or lower by Moody's Investors Service, Inc.). Within the parameters of its specific investment policies, no other Fund intends to invest 35% or more of its net assets in such bonds, and Core Equity Fund will, under normal circumstances, limit its investment in such bonds to 20% of its net assets. Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Fund would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.

          Any Fund may also invest in unrated bonds of foreign and domestic issuers. For the Funds subject to such limit, unrated bonds will be included in each Fund's limit on investments in bonds rated below investment grade unless its portfolio manager deems such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. A Fund's manager will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.

Defaulted Securities

          A Fund will invest in defaulted securities only when its portfolio manager believes, based upon his or her analysis of the financial condition, results of operations and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. For the Funds subject to such limit, defaulted securities will be included in each Fund's limit on investments in bonds rated below investment grade. Notwithstanding the portfolio manager's belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

          FINANCIAL AND MARKET RISKS. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

          DISPOSITION OF PORTFOLIO SECURITIES. Although these Funds generally will purchase securities for which their portfolio managers expect an active market to be maintained, defaulted securities may be less actively traded than other securities and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Funds will limit holdings of any such securities to amounts that the portfolio managers believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Funds' ability to readily dispose of securities to meet redemptions.

          OTHER. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Funds.

Futures, Options and Other Derivative Instruments

          FUTURES CONTRACTS. The Funds may enter into contracts for the purchase or sale for future delivery of fixed-income securities, foreign currencies or contracts based on financial indices, including indices of U.S. government securities, foreign government securities, equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the CFTC and must be executed through a futures commission merchant ("FCM"), or brokerage firm, which is a member of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

          The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and may be maintained in cash or certain other liquid assets by the Funds' custodian or subcustodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Fund, that Fund may be entitled to return of margin owed to such Fund only in proportion to the amount received by the FCM's other customers. Janus Capital will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Funds do business and by depositing margin payments in a segregated account with the Funds' custodian.

          The Funds intend to comply with guidelines of eligibility for exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. The Funds will use futures contracts and related options primarily for bona fide hedging purposes within the meaning of CFTC regulations. To the extent that the Funds hold positions in futures contracts and related options that do not fall within the definition of bona fide hedging transactions, the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the fair market value of a Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into.

          Although a Fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because a Fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

          A Fund's primary purpose in entering into futures contracts is to protect that Fund from fluctuations in the value of securities or interest rates without actually buying or selling the underlying debt or equity security. For example, if the Fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. To the extent a Fund enters into futures contracts for this purpose, the segregated assets maintained to cover such Fund's obligations with respect to the futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Fund with respect to the futures contracts. Conversely, if a Fund holds stocks and seeks to protect itself from a decrease in stock prices, the Fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. A Fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

          If a Fund owns bonds and the portfolio manager expects interest rates to increase, that Fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Fund selling bonds in its portfolio. If interest rates increase as anticipated, the value of the bonds would decline, but the value of that Fund's interest rate futures contract will increase, thereby keeping the net asset value of that Fund from declining as much as it may have otherwise. If, on the other hand, a portfolio manager expects interest rates to decline, that Fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the bonds. Although a Fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

          The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by a portfolio manager still may not result in a successful use of futures.

          Futures contracts entail risks. Although the Funds believe that use of such contracts will benefit the Funds, a Fund's overall performance could be worse than if such Fund had not entered into futures contracts if the portfolio manager's investment judgement proves incorrect. For example, if a Fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. In addition, if a Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Fund.

          The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Fund will not match exactly such Fund's current or potential investments. A Fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of such Fund's investments.

          Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Fund's investments. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Fund's other investments.

          Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Fund's access to other assets held to cover its futures positions also could be impaired.

          OPTIONS ON FUTURES CONTRACTS. The Funds may buy and write put and call options on futures contracts. An option on a future gives a Fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

          The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Fund's holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Fund is considering buying. If a call or put option a Fund has written is exercised, such Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

          The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

          The amount of risk a Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

          FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. The Funds may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

          The following discussion summarizes the Funds' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Fund may enter into forward currency contracts with stated contract values of up to the value of that Fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. A Fund also may enter into a forward currency contract with respect to a currency where the Fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances a Fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio manager believes there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

          These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Fund's currency exposure from one foreign currency to another removes that Fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Fund if its portfolio manager's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Fund than if it had not entered into such contracts.

          The Funds will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in or whose value is tied to the currency underlying the forward contract or the currency being hedged. To the extent that a Fund is not able to cover its forward currency positions with underlying portfolio securities, the Funds' custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of such Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, a Fund will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Fund's commitments with respect to such contracts. As an alternative to segregating assets, a Fund may buy call options permitting such Fund to buy the amount of foreign currency being hedged by a forward sale contract or a Fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

          While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Funds' ability to utilize forward contracts may be restricted. In addition, a Fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Fund assets.

          OPTIONS ON FOREIGN CURRENCIES. The Funds may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may buy put options on the foreign currency. If the value of the currency declines, such Fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

          Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Fund could sustain losses on transactions in foreign currency options that would require such Fund to forego a portion or all of the benefits of advantageous changes in those rates.

          The Funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

          Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

          The Funds may write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if that Fund owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Fund in cash or other liquid assets in a segregated account with the Funds' custodian.

          The Funds also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

          OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in net asset value, the Funds may write covered put and call options and buy put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter. The Funds may write and buy options on the same types of securities that the Funds may purchase directly.

          A put option written by a Fund is "covered" if that Fund (i) segregates cash not available for investment or other liquid assets with a value equal to the exercise price of the put with the Funds' custodian or (ii) holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held is equal to or greater than the exercise price of the put written. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

          A call option written by a Fund is "covered" if that Fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Funds' custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be covered if a Fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by that Fund in cash and other liquid assets in a segregated account with its custodian.

          The Funds also may write call options that are not covered for cross-hedging purposes. A Fund collateralizes its obligation under a written call option for cross-hedging purposes by segregating cash or other liquid assets in an amount not less than the market value of the underlying security, marked-to-market daily. A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and its portfolio manager believes that writing the option would achieve the desired hedge.

          The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

          The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

          In the case of a written call option, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Fund to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit a Fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, such Fund will effect a closing transaction prior to or concurrent with the sale of the security.

          A Fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

          An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Fund may not be able to effect closing transactions in particular options and the Fund would have to exercise the options in order to realize any profit. If a Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options, (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both, (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange, (v) the facilities of an Exchange or of the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume, or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

          A Fund may write options in connection with buy-and-write transactions. In other words, a Fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

          The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Fund may elect to close the position or take delivery of the security at the exercise price and that Fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

          A Fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

          A Fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Fund.

          EURODOLLAR INSTRUMENTS. A Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

          SWAPS AND SWAP-RELATED PRODUCTS. A Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities, and will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Fund's obligations over its entitlement with respect to each interest rate swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Funds' custodian. If a Fund enters into an interest rate swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap. A Fund will not enter into any interest rate swap, cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in one of the three highest rating categories of at least one NRSRO at the time of entering into such transaction. Janus Capital will monitor the creditworthiness of all counterparties on an ongoing basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction.

          The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

          There is no limit on the amount of interest rate swap transactions that may be entered into by a Fund. These transactions may in some instances involve the delivery of securities or other underlying assets by a Fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to interest rate swaps is limited to the net amount of the payments that a Fund is contractually obligated to make. If the other party to an interest rate swap that is not collateralized defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Fund may buy and sell (i.e., write) caps and floors without limitation, subject to the segregation requirement described above.

          ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Funds in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

          Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

          The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

          In addition, options on U.S. government securities, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

Investment adviser

          As stated in the Prospectus, each Fund has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Denver, Colorado 80206-4928. Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds' investments, provide office space for the Funds, and pay the salaries, fees and expenses of all Fund officers and of those Trustees who are affiliated with Janus Capital. Janus Capital also may make payments to selected broker-dealer firms or institutions which were instrumental in the acquisition of shareholders for the Funds or other Janus Funds or which perform recordkeeping or other services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Funds.

          Retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries may receive fees from the Funds' service providers for providing recordkeeping, subaccounting and other administrative services to their customers in connection with investment in the Funds.

          The Funds pay custodian and transfer agent fees and expenses, brokerage commissions and dealer spreads and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest, taxes, trade or other investment company dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Fund Trustees who are not affiliated with Janus Capital, trade or other investment company organization dues and expenses and other costs of complying with applicable laws regulating the sale of Fund shares. Pursuant to the Advisory Agreements, Janus Capital furnishes certain other services, including net asset value determination, portfolio accounting, recordkeeping, and blue sky registration and monitoring services, for which the Funds may reimburse Janus Capital for its costs.

          Growth Fund, Aggressive Growth Fund, Capital Appreciation Fund, Core Equity Fund, Balanced Fund, Growth and Income Fund, Strategic Value Fund, International Fund, Worldwide Fund and Global Value Fund have each agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.65% of the average daily net assets of each Fund. Flexible Income Fund has agreed to compensate Janus Capital for its services by the monthly payment of a fee at the annual rate of 0.65% of the first $300 million of the average daily net assets of the Fund, plus 0.55% of the average daily net assets of the Fund in excess of $300 million.

          Until at least July 31, 2003 (or until the next annual renewal of the advisory agreements for Strategic Value Fund and Global Value Fund), provided that Janus Capital remains investment adviser to the Funds, Janus Capital has agreed by contract to waive the advisory fee payable by each Fund in an amount equal to the amount, if any, that such Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the following annual rates:

                                                                            Expense Limit
                                                                             Percentage
Fund Name                                                                        (%)
-----------------------------------------------------------------------------------------
Growth Fund                                                                     0.67
Aggressive Growth Fund                                                          0.66
Capital Appreciation Fund                                                       0.68
Core Equity Fund(1)                                                             1.25
Balanced Fund                                                                   0.67
Growth and Income Fund                                                          1.02
Strategic Value Fund                                                            1.25
International Fund                                                              0.74
Worldwide Fund                                                                  0.70
Global Value Fund                                                               1.25
Flexible Income Fund                                                            0.70

(1) Formerly, Equity Income Fund.

          The following table summarizes the advisory fees paid by the Funds and any advisory fee waivers for the periods indicated. The information below is for the fiscal period ended July 31. The information presented in the table below reflects the management fees in effect during the period shown.

                                                                        2001
Fund Name                                                     Advisory Fees    Waivers
---------------------------------------------------------------------------------------
Growth Fund                                                    $1,606,641      $151,514
Aggressive Growth Fund                                         $2,285,514      $246,195
Capital Appreciation Fund                                      $1,170,031      $128,296
Core Equity Fund(1)                                            $   25,901      $ 25,901(3)
Balanced Fund                                                  $2,186,854      $151,758
Growth and Income Fund                                         $  147,983      $ 78,398
Strategic Value Fund                                           $   32,971      $ 32,971(3)
International Fund                                             $1,850,941      $205,532
Worldwide Fund                                                 $4,529,513      $303,991
Global Value Fund(2)                                           $    3,235      $  3,235(3)
Flexible Income Fund                                           $   17,615      $ 17,615(3)

(1) Formerly, Equity Income Fund.
(2) May 1, 2001 (inception) to July 31, 2001.
(3) Fee waiver by Janus Capital exceeded the advisory fee.

          Each Fund's Advisory Agreement is dated April 3, 2002 and will continue in effect until July 1, 2002, and thereafter from year to year so long as such continuance is approved annually by a majority of the Funds' Trustees who are not parties to the Advisory Agreements or interested persons of any such party, and by either a majority of the outstanding voting shares of each Fund or the Trustees of the Funds. Each Advisory Agreement (i) may be terminated without the payment of any penalty by any Fund or Janus

          Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Fund, including the Trustees who are not interested persons of that Fund or Janus Capital and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.

          Janus Capital is an indirect subsidiary of Stilwell Financial Inc. ("Stilwell"), a publicly traded holding company with principal operations in financial asset management businesses. Stilwell, through its subsidiaries, indirectly owns approximately 92% of Janus Capital, and certain Janus Capital employees directly own approximately 8%.

          In approving the Funds' existing Advisory Agreements, the Trustees considered various matters relating to the possible effects on Janus Capital and the Funds of the expiration of Mr. Bailey's contractual management rights with respect to Janus Capital, including Stilwell's intentions regarding the preservation and strengthening of Janus Capital's business and existing and proposed incentive compensation arrangements for key Janus Capital employees.

          In addition, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue the Funds' Advisory Agreements as in effect from year to year. The Trustees considered information about, among other things:

          - Janus Capital and its personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources and investment process;

          - the terms of each Advisory Agreement;

          - the scope and quality of the services that Janus Capital has been providing to the Funds;

          - the investment performance of each Fund and of comparable funds managed by other advisers over various periods;

          - the advisory fee rates payable to Janus Capital by the Funds and by other funds and client accounts managed by Janus Capital, and payable by comparable funds managed by other advisers;

          - the total expense ratio of each Fund and of comparable funds managed by other advisers;

          - compensation payable by the Funds to affiliates of Janus Capital for other services;

          - the profitability to Janus Capital and its affiliates of their relationships with the Funds; and

          - Janus Capital's use of the Funds' brokerage transactions to obtain research benefiting the Funds or other Janus Capital clients at a cost that may be in excess of the amount other brokers would charge or to reduce certain out-of-pocket expenses otherwise payable by the Funds.

          Janus Capital acts as sub-adviser for a number of private-label mutual funds and provides separate account advisor services for institutional accounts. Investment decisions for each account managed by Janus Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. In some cases, this policy might adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account.

          Pursuant to an exemptive order granted by the SEC, the Funds and other funds advised by Janus Capital may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

          Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

          The Funds' portfolio managers are not permitted to purchase and sell securities for their own accounts except under the limited exceptions contained in the Code of Ethics which applies to Directors/Trustees of Janus Capital and the Funds and employees of, and persons working on a contractual basis for, Janus Capital and its subsidiaries. The Code of Ethics is on file with and available through the SEC Web site at www.sec.gov. The Code of Ethics requires investment personnel, inside Directors/Trustees of Janus Capital and the Funds and certain other designated employees deemed to have access to current trading information to pre-clear all transactions in securities not otherwise exempt under the Code of Ethics. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics or would be deemed to adversely affect any transaction known to be under consideration for or to have been effected on behalf of any client account, including the Funds.

          In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are required to be reviewed for compliance with the Code of Ethics. Those persons also may be required under certain circumstances to forfeit their profits made from personal trading.

          The provisions of the Code of Ethics are administered by and subject to exceptions authorized by Janus Capital.

Custodian, transfer agent and certain affiliations

          State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Funds. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Funds' securities and cash held outside the United States. The Funds' trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Funds' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Fund.

          Janus Services LLC, ("Janus Services") P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping and shareholder relations services for the Funds. Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the initial class of each Fund for providing or procuring recordkeeping, subaccounting and other administrative services to investors in the Funds. Janus Services expects to use a significant portion of this fee to compensate retirement plan service providers, brokers, bank trust departments, financial advisers and other financial intermediaries for providing these services (at an annual rate of up to 0.25% of the average daily net assets of the shares attributable to their customers). Services provided by these financial intermediaries may include but are not limited to recordkeeping, processing and aggregating purchase and redemption transactions, providing periodic statements, forwarding prospectuses, shareholder reports and other materials to existing customers, and other administrative services.

          For the fiscal period ended July 31, 2001, the total amounts paid by the Funds to Janus Services (substantially all of which Janus Services paid out to service providers) are summarized below:

                                                              Administrative
                                                                 Services
Fund Name                                                          Fees
----------------------------------------------------------------------------
Growth Fund                                                     $  617,939
Aggressive Growth Fund                                          $  879,044
Capital Appreciation Fund                                       $  450,012
Core Equity Fund(1)                                             $    9,962
Balanced Fund                                                   $  841,098
Growth and Income Fund                                          $   56,917
Strategic Value Fund                                            $   12,681
International Fund                                              $  711,900
Worldwide Fund                                                  $1,742,120
Global Value Fund(2)                                            $    1,244
Flexible Income Fund                                            $    6,775

(1) Formerly, Equity Income Fund.
(2) May 1, 2001 (inception) to July 31, 2001.

          The Funds pay DST Systems, Inc. ("DST"), a minority owned subsidiary of Stilwell, license fees at the annual rate of $3.06 per shareholder account for the equity funds and $3.98 per shareholder account for the fixed-income funds for the use of DST's shareholder accounting system. The Funds also pay DST $1.10 per closed shareholder account. The Funds also pay DST for the use of its portfolio and fund accounting system, a monthly fee of $265 to $1,323, based on the number of Janus funds using the system and an asset charge of $1 per million dollars of net assets (not to exceed $500 per month).

          The Trustees have authorized the Funds to use an affiliate of DST as introducing broker for certain Fund transactions. Brokerage commissions paid on such transactions may be used as a means to reduce Fund expenses through credits against the charges of DST and its affiliates. Such credits will not reduce the fees Janus Capital is obligated to pay any Fund under its waiver agreement, and such Fund receives the benefit of any such credits. See "Portfolio Transactions and Brokerage."

          Janus Distributors LLC, ("Janus Distributors") 100 Fillmore Street, Denver, Colorado 80206-4928, a wholly-owned subsidiary of Janus Capital, is the Trust's distributor. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc.

Portfolio transactions and brokerage

          Decisions as to the assignment of portfolio business for the Funds and negotiation of its commission rates are made by Janus Capital whose policy is to seek to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) except to the extent that Janus Capital may be permitted to pay higher commissions for research services as described below. The Funds may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

          In seeking best execution, in selecting brokers and dealers and in negotiating commissions, Janus Capital considers a number of factors, including but not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; and rebates of commissions by a broker to a Fund or to a third party service provider to the Fund to pay Fund expenses. In addition, Janus Capital may consider as a factor in selecting brokers and dealers and in negotiating commissions the value of research products or services provided. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Janus Capital in carrying out its responsibilities. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts. Most brokers and dealers used by Janus Capital provide research and other services described above. Much of the research provided to Janus Capital by broker-dealers would otherwise be available to Janus Capital for a cash payment. In some cases, research is generated by third parties, but is provided to Janus Capital by or through broker-dealers. For example, Janus Capital has arrangements with broker-dealers to allocate brokerage in exchange for, among other things, third-party research reports relating to specific industry fundamentals and trends, third-party research reports providing analysis of micro and macro economic trends, and access to databases providing financial, market, economic and fundamental data. Because Janus Capital receives research from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital may also direct trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but direct a portion of the commission to another broker-dealer that supplies Janus Capital with research services and/or products.

          For the fiscal year ended July 31, 2001, the total brokerage commissions paid by the Funds to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Funds are summarized below:

Fund Name                                                     Commissions    Transactions
-----------------------------------------------------------------------------------------
Growth Fund                                                    $168,501      $136,087,268
Aggressive Growth Fund                                         $268,278      $215,049,578
Capital Appreciation Fund                                      $187,217      $178,112,020
Core Equity Fund(1)                                            $  7,329      $  5,791,469
Balanced Fund                                                  $308,668      $257,735,967
Growth and Income Fund                                         $ 24,243      $ 18,412,957
Strategic Value Fund                                           $  9,095      $  5,574,522
International Fund                                             $119,788      $ 89,480,232
Worldwide Fund                                                 $548,405      $458,277,609
Global Value Fund(2)                                           $    959      $    423,941

Note: Funds that are not included in the table did not pay any commissions related to research for the stated period.
(1) Formerly, Equity Income Fund.
(2) May 1, 2001 (inception) to July 31, 2001.

          Janus Capital may use research products and services in servicing other accounts in addition to the Funds. If Janus Capital determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for Janus Capital.

          Janus Capital does not enter into agreements with any brokers regarding the placement of securities transactions because of the research services they provide. It does, however, have an internal procedure for allocating transactions in a manner consistent with its execution policy to brokers that it has identified as providing superior executions and research, research-related products or services which benefit its advisory clients, including the Funds. Research products and services incidental to effecting securities transactions furnished by brokers or dealers may be used in servicing any or all of Janus Capital's clients and such research may not necessarily be used by Janus Capital in connection with the accounts which paid commissions to the broker-dealer providing such research products and services.

          Janus Capital may consider sales of Fund shares or shares of other Janus funds by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase Fund Shares as a factor in the selection of broker-dealers to execute Fund transactions. Janus Capital may also consider payments made by brokers effecting transactions for a Fund (i) to the Fund or (ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. In placing Fund business with such broker-dealers, Janus Capital will seek the best execution of each transaction.

          When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital better prices and executions will be achieved through the use of a broker.

          The Funds' Trustees have authorized Janus Capital to place transactions with DST Securities, Inc. ("DSTS"), a wholly-owned broker-dealer subsidiary of DST. Janus Capital may do so if it reasonably believes that the quality of the transaction and the associated commission are fair and reasonable and if, overall, the associated transaction costs, net of any credits described above under "Custodian, Transfer Agent and Certain Affiliations," are lower than the net costs that would be incurred through other brokerage firms that provide comparable best execution.

          The following table lists the total amount of brokerage commissions paid by each Fund for the fiscal period ending on July 31, 2001.

Fund Name                                                                                                  2001
------------------------------------------------------------------------------------------------------------------
Growth Fund                                                                                             $  261,271
Aggressive Growth Fund                                                                                  $  441,435
Capital Appreciation Fund                                                                               $  215,253
Core Equity Fund(1)                                                                                     $   11,328
Balanced Fund                                                                                           $  444,607
Growth and Income Fund                                                                                  $   32,823
Strategic Value Fund                                                                                    $   17,132
International Fund                                                                                      $1,082,750
Worldwide Fund                                                                                          $1,826,581
Global Value Fund(2)                                                                                    $    2,355
Flexible Income Fund                                                                                    $        2

(1) Formerly, Equity Income Fund.
(2) May 1, 2001 (inception) to July 31, 2001.

          Included in such brokerage commissions are the following amounts paid to DSTS, which served to reduce each Fund's out-of-pocket expenses as follows:

                                                     Commission Paid
                                                   through DSTS for the
                                                       Period Ended        Reduction of    % of Total      % of Total
Fund Name                                             July 31, 2001*        Expenses*      Commissions    Transactions
----------------------------------------------------------------------------------------------------------------------
Growth Fund                                               $  954              $  715          0.37%           0.21%
Aggressive Growth Fund                                    $3,437              $2,578          0.78%           0.47%
Capital Appreciation Fund                                 $4,596              $3,448          2.14%           2.02%
Core Equity Fund(1)                                       $   14              $   10          0.12%           0.08%
Balanced Fund                                             $  707              $  530          0.16%           0.11%
Growth and Income Fund                                    $   70              $   52          0.21%           0.10%
Worldwide Fund                                            $1,823              $1,368          0.10%           0.10%

(1) Formerly, Equity Income Fund.
* The difference between commissions paid through DSTS and expenses reduced constitute commissions paid to an unaffiliated clearing broker.
Note: Funds that did not execute trades with DSTS during the periods indicated are not included in the table.

          As of July 31, 2001, certain Funds owned securities of their regular broker-dealers (or parents), as shown below:

                                                                                               Value of
                                                         Name of                              Securities
Fund Name                                             Broker-Dealer                             Owned
--------------------------------------------------------------------------------------------------------
Growth Fund                                Goldman Sachs Group, Inc.                          $2,464,031
                                           Merrill Lynch & Company, Inc.                       4,745,783
                                           Charles Schwab Corp.                                2,825,615
Aggressive Fund                            E*Trade Group, Inc.                                 1,575,061
                                           Charles Schwab Corp.                                3,216,179
Capital Appreciation Fund                  Goldman Sachs Group, Inc.                           8,121,821
                                           Merrill Lynch & Company, Inc.                       8,497,021
                                           Morgan Stanley Dean Witter & Co.                    4,715,312
Core Equity Fund(1)                        J.P. Morgan Chase & Co.                               300,285
                                           Merrill Lynch & Company, Inc.                          51,257
Balanced Fund                              J.P. Morgan Chase & Co.                             7,563,177
                                           Merrill Lynch & Company, Inc.                       2,553,077
                                           Salomon Smith Barney Holdings, Inc.                 1,984,125
                                           Charles Schwab Corp.                                  471,970
Growth and Income Fund                     Goldman Sachs Group, Inc.                             168,815
                                           J.P. Morgan Chase & Co.                               102,188
                                           Merrill Lynch & Company, Inc.                         231,864
                                           Charles Schwab Corp.                                  141,041
Strategic Value Fund                       Lehman Brothers Holdings, Inc.                         70,560
Worldwide Fund                             Goldman Sachs Group, Inc.                           5,486,065
                                           Merrill Lynch & Company, Inc.                       3,180,362

(1) Formerly, Equity Income Fund.

Trustees and officers

          The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

Thomas H. Bailey, Age 64 - Trustee, Chairman and President*
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
          Trustee, Chairman and President of Janus Investment Fund and Janus Aspen Series. Chairman, Chief Executive Officer and President of Janus Capital. President and Director of The Janus Foundation. Formerly, Director (1978-2002) of Janus Capital Corporation; and Director (1997-2001) of Janus Distributors, Inc.

Dennis B. Mullen, Age 58 - Trustee
7500 E. McCormick Parkway, #24
Scottsdale, AZ 85258
--------------------------------------------------------------------------------
          Trustee of Janus Investment Fund and Janus Aspen Series. Private Investor. Formerly (1997-1998), Chief Financial Officer-Boston Market Concepts, Boston Chicken, Inc., Golden, CO (restaurant chain); (1993-
          1997), President and Chief Executive Officer of BC Northwest, L.P., a franchise of Boston Chicken, Inc., Bellevue, WA (restaurant chain).

James T. Rothe, Age 57 - Trustee
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
          Trustee of Janus Investment Fund and Janus Aspen Series. Professor of Business, University of Colorado, Colorado Springs, CO. Formerly (1988-1999), Principal of Phillips-Smith Retail Group, Colorado Springs, CO (a venture capital firm).

William D. Stewart, Age 57 - Trustee
5330 Sterling Drive
Boulder, CO 80301
--------------------------------------------------------------------------------
          Trustee of Janus Investment Fund and Janus Aspen Series. Corporate Vice President and General Manager of MKS Instruments - HPO Products, Boulder, CO (manufacturer of vacuum fittings and valves).

Martin H. Waldinger, Age 63 - Trustee
7340 Cominto Bassano West
La Jolla, CA 92037
--------------------------------------------------------------------------------
          Trustee of Janus Investment Fund and Janus Aspen Series. Private Consultant. Formerly (1993-1996), Director of Run Technologies, Inc., a software development firm, San Carlos, CA.

--------------------------------------------------------------------------------
*Interested person of the Trust and Janus Capital.

Laurence J. Chang, Age 36 - Executive Vice President, co-portfolio manager of
                            Janus Adviser Worldwide Fund*
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
          Executive Vice President and co-manager of Janus Investment Fund and Janus Aspen Series. Formerly, Executive Vice President and co-manager of Janus Adviser International Fund (2000). Vice President of Janus Capital. Formerly, a research analyst at Janus Capital Corporation (1993-1996).

Jonathan D. Coleman, Age 31 - Executive Vice President and portfolio manager of
                              Janus Adviser Aggressive Growth Fund*
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
          Vice President of Janus Capital. Formerly, Co-Portfolio Manager (1997-2001) for other Janus accounts and Analyst (1994-1997 and 2000-2002) for Janus Capital Corporation.

David J. Corkins, Age 34 - Executive Vice President, portfolio manager of Janus
                           Adviser Growth and Income Fund*
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
          Executive Vice President of Janus Investment Fund and Janus Aspen Series. Vice President of Janus Capital. Formerly, a research analyst at Janus Capital Corporation (1995-1997).

David C. Decker, Age 35 - Executive Vice President, portfolio manager of Janus
                          Adviser Strategic Value Fund*
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
          Executive Vice President and portfolio manager of Janus Investment Fund and Janus Aspen Series. Vice President of Janus Capital. Formerly, a research analyst at Janus Capital Corporation (1992-1996).

Helen Young Hayes, Age 39 - Executive Vice President, co-manager of Janus
                            Adviser Worldwide Fund and Janus Adviser
                            International Fund*
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
          Executive Vice President, co-manager of Janus Investment Fund and Janus Aspen Series. Vice President and Managing Director of Investments of Janus Capital. Formerly, Director (2000-2002) for Janus Capital Corporation.

--------------------------------------------------------------------------------
*Interested person of the Trust and Janus Capital.

Brent A. Lynn, Age 37 - Executive Vice President and co-portfolio manager of
                        Janus Adviser International Fund*
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
          Executive Vice President and co-portfolio manager of Janus Aspen Series and Janus Investment Fund. Vice President of Janus Capital. Formerly, a research analyst for Janus Capital Corporation (1991 to 2000).

Karen L. Reidy, Age 34 - Executive Vice President, portfolio manager of Janus
                         Adviser Core Equity Fund and Janus Adviser Balanced
                         Fund*
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
          Executive Vice President and portfolio manager of Janus Investment Fund and Janus Aspen Series. Vice President of Janus Capital. Formerly, an equity analyst at Janus Capital Corporation (1995-1999).

Blaine P. Rollins, Age 34 - Executive Vice President, portfolio manager of Janus
                            Adviser Growth Portfolio*
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
          Executive Vice President and portfolio manager of Janus Investment Fund and Janus Aspen Series. Vice President of Janus Capital.

Scott W. Schoelzel, Age 43 - Executive Vice President, portfolio manager of
                             Janus Adviser Capital Appreciation Fund*
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
          Executive Vice President and portfolio manager of Janus Investment Fund and Janus Aspen Series. Vice President of Janus Capital.

Ronald V. Speaker, Age 36 - Executive Vice President, portfolio manager of Janus
                            Adviser Flexible Income Fund*
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
          Executive Vice President and portfolio manager of Janus Investment Fund and Janus Aspen Series. Vice President of Janus Capital.

--------------------------------------------------------------------------------
*Interested person of the Trust and Janus Capital.

Jason P. Yee, Age 31 - Executive Vice President and portfolio manager of Janus
                       Adviser Global Value Fund*
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
          Executive Vice President of Janus Aspen Series and Janus Investment Fund. Vice President of Janus Capital. Formerly, a research analyst at Janus Capital Corporation (2000 and 1992-1996). Formerly, portfolio manager and managing director of Bee & Associates (1996-2000).

Thomas A. Early, Age 46 - Vice President and General Counsel*
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
          Vice President and General Counsel of Janus Investment Fund and Janus Aspen Series. Vice President, General Counsel, Secretary and Interim Director of Janus Capital; Vice President, General Counsel, Secretary and Director of Janus Services, Janus International Holding LLC, Janus Capital International LLC and Janus Institutional Services LLC; Vice President, General Counsel and Director of Janus International Limited and Janus International (Asia) Limited. Vice President, General Counsel and Secretary to Janus Distributors and the Janus Foundation; and Director for Janus Capital Trust Manager Limited and Janus World Funds. Formerly, Director of Janus Distributors, Inc. (2001) and Executive Vice President and General Counsel/Mutual Funds (1994-1998) of Prudential Insurance Company.

Bonnie M. Howe, Age 36 - Vice President*
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
          Vice President of Janus Aspen Series and Janus Investment Fund. Vice President and Assistant General Counsel of Janus Capital, Janus Distributors and Janus Services. Formerly, Assistant Vice President (1997-1999) and Associate Counsel (1995-1999) for Janus Capital Corporation and Assistant Vice President (1998-2000) for Janus Service Corporation.

Kelley Abbott Howes, Age 36 - Vice President and Secretary*
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
          Vice President and Secretary of Janus Investment Fund and Janus Aspen Series. Vice President and Assistant General Counsel of Janus Capital, Janus Distributors and Janus Services. Formerly, Assistant Vice President (1997-1999) of Janus Capital Corporation; Chief Compliance Officer, Director and President (1997-1999) of Janus Distributors, Inc.; and Assistant Vice President (1998-2000) of Janus Service Corporation.

--------------------------------------------------------------------------------
*Interested person of the Trust and Janus Capital.

Glenn P. O'Flaherty, Age 43 - Treasurer and Chief Accounting Officer*
100 Fillmore Street, Suite 300
Denver, CO 80206-4928
--------------------------------------------------------------------------------
          Treasurer and Chief Accounting Officer of Janus Investment Fund and Janus Aspen Series. Vice President of Janus Capital. Formerly (1991-1997), Director of Fund Accounting, Janus Capital Corporation.

Loren M. Starr, Age 40 - Vice President and Chief Financial Officer*
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
          Vice President and Chief Financial Officer of Janus Investment Fund and Janus Aspen Series. Vice President of Finance, Treasurer, Chief Financial Officer and Interim Director of Janus Capital; Vice President of Finance, Treasurer and Chief Financial Officer of Janus Services and Janus International Limited; Vice President of Finance, Treasurer, Chief Financial Officer and Director of Janus Distributors, Janus Capital International LLC, Janus Institutional Services LLC and Janus International Holding LLC; and Director of Janus Capital Trust Manager Limited and Janus World Funds. Formerly, Managing Director, Treasurer and Head of Corporate Finance and Reporting (1998-2001) for Putnam Investments; and Senior Vice President of Financial Planning and Analysis (1996-1998) for Lehman Brothers, Inc.

Heidi J. Walter, Age 34 - Vice President*
100 Fillmore Street
Denver, CO 80206-4928
--------------------------------------------------------------------------------
          Vice President of Janus Aspen Series and Janus Investment Fund. Vice President and Assistant General Counsel of Janus Capital and Janus Services. Formerly (1995-1999), Vice President and Senior Legal Counsel at Stein Roe and Farnham Incorporated.

--------------------------------------------------------------------------------
*Interested person of the Trust and Janus Capital.

          The Trustees are responsible for major decisions relating to each Fund's objective, policies and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers although they do not actively participate on a regular basis in making such decisions.

          The following table shows the aggregate compensation earned by and paid to each Trustee by the Funds and the aggregate compensation paid to each Trustee by other funds advised and sponsored by Janus Capital (collectively, the "Janus Funds") for the periods indicated. None of the Trustees receives pension or retirement benefits from the Funds or the Janus Funds.

                                                                Aggregate Compensation      Aggregate Compensation
                                                                  from the Funds for       from the Janus Funds for
                                                                  fiscal year ending         calendar year ended
Name of Person, Position                                            July 31, 2001**          December 31, 2000***
--------------------------------------------------------------------------------------------------------------------
Thomas H. Bailey, Chairman and Trustee*                                 $    0                     $      0
William D. Stewart, Trustee                                             $1,609                     $120,667
Dennis B. Mullen, Trustee                                               $1,567                     $120,667
Martin H. Waldinger, Trustee                                            $1,656                     $120,667
James T. Rothe, Trustee                                                 $1,520                     $120,667

  * An interested person of the Funds and of Janus Capital. Compensated by Janus Capital and not the Funds.
 ** The aggregate compensation from Global Value Fund is for the period May 1, 2001 (inception) to July 31, 2001. The estimated aggregate compensation from Global Value Fund for the Fund's first full fiscal year (August 1, 2001 through July 31, 2002) is as follows: Thomas H. Bailey: $0; William D.
    Stewart: $41; Dennis B. Mullen: $41; Martin H. Waldinger: $41; and James T.
    Rothe: $41.
*** As of December 31, 2000, Janus Funds consisted of three registered investment companies comprised of a total of 49 funds.

Shares of the trust

NET ASSET VALUE DETERMINATION

          As stated in the Prospectus, the net asset value ("NAV") of each Fund is determined once each day on which the NYSE is open, at the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The NAV of the Shares of each Fund is not determined on days the NYSE is closed. The per share NAV of each Fund is determined by dividing the total value of a Fund's securities and other assets, less liabilities, attributable to the Fund, by the total number of shares outstanding. In determining NAV, securities listed on an Exchange, the NASDAQ National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Funds are traded primarily in the over-the-counter market. Valuations of such securities are furnished by one or more pricing services employed by the Funds and are based upon last trade or closing sales prices or a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter market are valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the exchange rate in effect at the close of the NYSE. Each Fund will determine the market value of individual securities held by it, by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days are valued on an amortized cost basis. Securities for which quotations are not readily available, and other assets, are valued at fair values determined in good faith under procedures established by and under the supervision of the Trustees.

          Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Fund's NAV is not calculated. A Fund calculates its NAV per share, and therefore effects sales, redemptions and repurchases of its shares, as of the close of the NYSE once on each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation.

PURCHASES

          Shares of the Funds can be purchased only through retirement plans, brokers, bank trust departments, financial advisers or similar financial intermediaries. Certain designated organizations are authorized to receive purchase orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Fund when authorized organizations, their agents or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Shares of the Funds are purchased at the NAV per share as determined at the close of the regular trading session of the NYSE next occurring after a purchase order is received and accepted by a Fund or its authorized agent. In order to receive a day's price, your order must be received by the close of the regular trading session of the NYSE as described above in "Net Asset Value Determination." Your plan documents contain detailed information about investing in the different Funds.

DISTRIBUTION PLAN

          Under a distribution plan ("Plan") adopted in accordance with Rule 12b-1 under the 1940 Act, the initial class of the Funds may pay Janus Distributors, the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the class of the Fund. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement and pension plan service providers, bank trust departments, brokers, financial advisers and other financial intermediaries as compensation for distribution and shareholder servicing performed by such service providers. The Plan is a compensation type plan and permits the payment at an annual rate of up to 0.25% of the average daily net assets of the class of a Fund for activities which are primarily intended to result in sales of the shares of the Fund, including but not limited to preparing, printing and distributing prospectuses, statements of additional information, shareholder reports, and educational materials to prospective and existing investors; responding to inquiries by investors; receiving and answering correspondence and similar activities. Payments under the Plan are not tied exclusively to actual distribution and service expenses, and the payments may exceed distribution and service expenses actually incurred. On April 3, 2000, Trustees unanimously approved the Plan which became effective on that date. The Plan and any Rule 12b-1 related agreement that is entered into by the Funds or Janus Distributors in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any related agreements ("12b-1 Trustees"). All material amendments to the Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, the Plan may be terminated at any time, without penalty, by vote of a majority of the outstanding shares of the class of a Fund or by vote of a majority of 12b-1 Trustees.

          For the fiscal year ended July 31, 2001, the total amounts paid by the Funds to Janus Distributors (substantially all of which Janus Distributors paid out as compensation to broker-dealers and other service providers) under the 12b-1 plan are summarized below:

                                                                    12b-1
Fund Name                                                     Distribution Fees
-------------------------------------------------------------------------------
Growth Fund                                                      $  617,939
Aggressive Growth Fund                                           $  879,044
Capital Appreciation Fund                                        $  450,012
Core Equity Fund(1)                                              $    9,962
Balanced Fund                                                    $  841,098
Growth and Income Fund                                           $   56,917
Strategic Value Fund                                             $   12,681
International Fund                                               $  711,900
Worldwide Fund                                                   $1,742,120
Global Value Fund(2)                                             $    1,244
Flexible Income Fund                                             $    6,775

(1) Formerly Equity Income Fund.
(2) May 1, 2001 (inception) to July 31, 2001.

REDEMPTIONS

          Redemptions, like purchases, may only be effected through retirement plans, brokers, bank trust departments, financial advisers and other financial intermediaries. Certain designated organizations are authorized to receive redemption orders on the Funds' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Fund when authorized organizations, their agents or affiliates receive the order. The Funds are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. Shares normally will be redeemed for cash, although each Fund retains the right to redeem some or all its shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders by delivery of securities selected from its assets at its discretion. However, the Funds are governed by Rule 18f-1 under the 1940 Act, which requires each Fund to sell shares solely in cash up to the lesser of $250,000 or 1% of the NAV of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Fund will have the option of selling the excess in cash or in kind. If shares are sold in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Shares of the Trust - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.

          The right to require the Funds to sell their shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed except for holidays and weekends, (2) the SEC permits such suspension and so orders, or (3) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

Income dividends, capital gains distributions and tax status

          It is a policy of the Funds to make distributions of substantially all of their investment income and any net realized capital gains. Any capital gains realized during each fiscal year ended July 31, as defined by the Code, are normally declared and payable to shareholders in December. Growth Fund, Aggressive Growth Fund, Capital Appreciation Fund, Core Equity Fund, Strategic Value Fund, International Fund, Worldwide Fund and Global Value Fund declare and make annual distributions of income (if any); Balanced Fund and Growth and Income Fund declare and make quarterly distributions of income; and Flexible Income Fund declares dividends daily and makes monthly distributions of income. If a month begins on a Saturday, Sunday or holiday, dividends for daily dividend Funds for those days are declared at the end of the preceding month. The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Code.

          All income dividends and capital gains distributions, if any, on a Fund's shares are reinvested automatically in additional shares of that Fund at the NAV determined on the first business day following the record date.

          The Funds may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the IRS. In order to avoid taxes and interest that must be paid by the Funds, the Funds may make various elections permitted by the tax laws. However, these elections could require that the Funds recognize taxable income, which in turn must be distributed.

          Some foreign securities purchased by the Funds may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, the Funds that qualify under Section 853 of the Code may elect to pass through such taxes to shareholders. If such election is not made, any foreign taxes paid or accrued will represent an expense to each Fund which will reduce its investment company taxable income.

          Income dividends or capital gains distributions made by the shares of a Fund purchased through a qualified retirement plan will generally be exempt from current taxation if left to accumulate within the qualified plan. Generally, withdrawals from qualified plans may be subject to ordinary income tax and, if made before age 59 1/2, a 10% penalty tax. The tax status of your investment depends on the features of your qualified plan. For further information, please contact your plan sponsor.

Principal shareholders

          The officers and Trustees of the Funds cannot directly own shares of the Funds. Shares can be purchased only through retirement plans, brokers, bank trust departments, financial advisers or similar financial intermediaries. As a result, such officers and Trustees as a group own less than 1% of the outstanding shares of each Fund. As of September 4, 2001, the percentage ownership of each entity owning more than 5% of the outstanding shares is listed below:

                                                                                                   PERCENTAGE
  FUND                                SHAREHOLDER AND ADDRESS OF RECORD                            OWNERSHIP
  -----------------------------------------------------------------------------------------------------------

  Growth Fund                         Connecticut General Life Insurance Co.                         26.20%
                                      P.O. Box 2975 H19B
                                      Hartford, CT 06104-2975

                                      Kemper Service Co.                                              7.37%
                                      Master Account
                                      FBO Participating Kemflex Plans
                                      811 Main St., Fl. 7
                                      Kansas City, MO 64105-2005

  Aggressive Growth                   Delaware Charter Guarantee & Trust                             46.58%
                                      Principal Life
                                      P.O. Box 8704
                                      Wilmington, DE 19899-8704

  Capital Appreciation Fund           Delaware Charter Guarantee & Trust                             42.35%
                                      Principal Life
                                      P.O. Box 8706
                                      Wilmington, DE 19899-8706

                                      Kemper Service Co.                                             14.36%
                                      Master Account
                                      FBO Participating Kemflex Plans
                                      811 Main St., Fl. 7
                                      Kansas City, MO 64105-2005

  Core Equity Fund(1)                 Fidelity Investments Institutional Operations Company,         14.62%
                                      Inc.
                                      for Bellco Drug Corporation 401(k) Retirement Savings Plan
                                      100 Magellan Way #KW1C
                                      Covington, KY 41015-1987

                                      Fidelity Investments Institutional Operations Company,          7.34%
                                      Inc.
                                      Agent FBO ETS, Inc. 401(k) Plan
                                      100 Magellan Way #KW1C
                                      Covington, KY 41015-1987
  (1) Formerly, Equity Income Fund.

                                                                                                   PERCENTAGE
  FUND                                SHAREHOLDER AND ADDRESS OF RECORD                            OWNERSHIP
  -----------------------------------------------------------------------------------------------------------

  Core Equity Fund(1)                 Fidelity Investments Institutional Operations Company,          9.74%
                                      Inc.
  (continued)                         Agent FBO Sanders Sanders Block & Woycik 401(k) Retirement
                                      Savings Plan
                                      100 Magellan Way #KW1C
                                      Covington, KY 41015-1987

                                      Firstar Trust Co.                                               7.37%
                                      FBO Muggs & Co.
                                      P.O. Box 1787
                                      Milwaukee, WI 53201-1787

                                      Nationwide Trust Company, FSB                                   6.41%
                                      c/o IPO Portfolio Accounting
                                      P.O. Box 182029
                                      Columbus, OH 43218-2029

                                      Charles Schwab & Co, Inc.                                      25.40%
                                      Special Custody Account FBO Customers
                                      101 Montgomery St.
                                      San Francisco, CA 94104-4122

                                      Wells Fargo Bank, MN, N.A.                                      7.60%
                                      FBO Dixie Electric PSP 401(k)
                                      P.O. Box 1533
                                      Minneapolis, MN 55480-1533

  Balanced Fund                       American Express Trust Company                                  7.41%
                                      Trustee FBO American Express Trust 401(K) Retirement
                                      Services Plans
                                      P.O. Box 534 - N10/996
                                      Minneapolis, MN 55440

                                      Connecticut General Life Insurance Co.                         30.15%
                                      P.O. Box 2975 H19B
                                      Hartford, CT 06104-2975

  Growth and Income Fund              Carn & Co                                                       6.05%
                                      Yazaki Employee Savings & Retirement Plan
                                      P.O. Box 96211
                                      Washington, DC 20090-6211

                                      Commerce Bank, N.A.                                             5.29%
                                      Trustee FBO Blackwell Sanders 401(k) Plan
                                      Mutual Funds - Mail Stop TBTS-2
                                      P.O. Box 13366
                                      Kansas City, MO 64199-3366

(1) Formerly, Equity Income Fund.

                                                                                                   PERCENTAGE
  FUND                                SHAREHOLDER AND ADDRESS OF RECORD                            OWNERSHIP
  -----------------------------------------------------------------------------------------------------------

  Growth and Income Fund              Penfirn Co.                                                    10.59%
  (continued)                         P.O. Box 3128
                                      Omaha, NE 68103-0128

                                      Charles Schwab & Co., Inc.                                     30.65%
                                      Special Custody Account FBO Customers
                                      101 Montgomery St.
                                      San Francisco, CA 94104-4122

  Strategic Value Fund                Janus Capital Management LLC                                   82.90%
                                      100 Fillmore St.
                                      Denver, CO 80206-4928

                                      Charles Schwab & Co., Inc.                                      9.39%
                                      Special Custody Account FBO Customers
                                      101 Montgomery St.
                                      San Francisco, CA 94104-4122

  International Fund                  Minnesota Life Insurance Co.                                   10.34%
                                      Elizabeth Sabastiao & Louis Clare & Vincent Montana,
                                      Trustee FBO 401(k)
                                      400 N. Robert St.
                                      Saint Paul, MN 55101-2015

                                      Charles Schwab & Co., Inc.                                     11.17%
                                      Special Custody Account FBO Customers
                                      101 Montgomery St.
                                      San Francisco, CA 94104-4122

  Worldwide Fund                      Connecticut General Life Insurance Co.                          9.92%
                                      P.O. Box 2975 H19B
                                      Hartford, CT 06104-2975

                                      First Union National Bank                                       9.87%
                                      Custodian for Various Retirement Plans
                                      1525 West W.T. Harris Blvd.
                                      Charlotte, NC 28262-8522

                                      State Street Bank & Trust                                      25.09%
                                      FBO ADP Daily Valuation 401(k) Plan
                                      200 Newport Ave., Ext. JQ7
                                      North Quincy, MA 02171-2145

  Global Value Fund                   Janus Capital Management LLC                                   99.10%
                                      100 Fillmore St.
                                      Denver, CO 80206-4928

                                                                                                   PERCENTAGE
  FUND                                SHAREHOLDER AND ADDRESS OF RECORD                            OWNERSHIP
  -----------------------------------------------------------------------------------------------------------

  Flexible Income Fund                Aetna Life Insurance and Annuity Co.                            6.27%
                                      151 Farmington Ave.
                                      Hartford, CT 06156

                                      Delaware Management Trust Co.                                   5.56%
                                      Custodian for United Subcontractors, Inc., 401(k) Plan
                                      P.O. Box 8708
                                      Philadelphia, PA 19101-8708

                                      Fidelity Investments Institutional Operations Company,          8.82%
                                      Inc.
                                      Agent for United Natural Foods Inc. Retirement Plan
                                      100 Magellan Way #KW1C
                                      Covington, KY 41015-1987

                                      Fidelity Investments Institutional Operations Company,          7.06%
                                      Inc.
                                      Trustee FBO Certain Employee Benefit Plans
                                      100 Magellan Way #KW1C
                                      Covington, KY 41015-1987

                                      ING National Trust                                             18.02%
                                      Aetna Central Valuation Unit TN41
                                      151 Farmington Ave.
                                      Hartford, CT 06156-0001

                                      Charles Schwab & Co., Inc.                                     26.32%
                                      Special Custody Account FBO Customers
                                      101 Montgomery St.
                                      San Francisco, CA 94104-4122

          This ownership is by nominee only and does not represent beneficial ownership of such shares, with the exception of Janus Capital's ownership.

          To the knowledge of the Funds, no other shareholder owned more than 5% of the outstanding shares of each of the Funds as of September 4, 2001.

Miscellaneous information

          Each Fund is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware business trust on March 24, 2000. As of the date of this SAI, the Trust is offering twelve series of shares, known as "Funds," each of which consists of one class of shares. Additional series and/or classes may be created from time to time.

          Ten of the Funds (listed below) were formed from the reorganization of the Retirement Shares of corresponding Portfolios of Janus Aspen Series into the Funds on July 31, 2000. Strategic Value Fund and Global Value Fund do not have predecessor funds because they commenced operations on August 1, 2000 and May 1, 2001, respectively.

          PREDECESSOR FUND (EACH A PORTFOLIO OF JANUS ASPEN SERIES)  FUND
          ---------------------------------------------------------  ----
          Growth Portfolio - Retirement Shares                       Janus Adviser Growth Fund
          Aggressive Growth Portfolio - Retirement Shares            Janus Adviser Aggressive Growth Fund
          Capital Appreciation Portfolio - Retirement Shares         Janus Adviser Capital Appreciation Fund
          Equity Income Portfolio - Retirement Shares                Janus Adviser Core Equity Fund(1)
          Balanced Portfolio - Retirement Shares                     Janus Adviser Balanced Fund
          Growth and Income Portfolio - Retirement Shares            Janus Adviser Growth and Income Fund
          International Growth Portfolio - Retirement Shares         Janus Adviser International Fund
          Worldwide Growth Portfolio - Retirement Shares             Janus Adviser Worldwide Fund
          Flexible Income Portfolio - Retirement Shares              Janus Adviser Flexible Income Fund
          Money Market Portfolio - Retirement Shares                 Janus Adviser Money Market Fund

          (1) Formerly, Janus Adviser Equity Income Fund.

SHARES OF THE TRUST

          The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $.001 per share for each series of the Trust. Shares of each Fund are fully paid and nonassessable when issued. Shares of a Fund participate equally in dividends and other distributions by the shares of such Fund, and in residual assets of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion or subscription rights.

SHAREHOLDER MEETINGS

          The Trust does not intend to hold annual shareholder meetings. However, special meetings may be called for a specific Fund or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Separate votes are taken by each Fund or class only if a matter affects or requires the vote of only that Fund or class or that Fund's or class' interest in the matter differs from the interest of other Funds of the Trust. A shareholder is entitled to one vote for each share owned.

VOTING RIGHTS

          The Trustees are responsible for major decisions relating to each Fund's policies and objectives; the Trustees oversee the operation of each Fund by its officers and review the investment decisions of the officers.

          The present Trustees were elected by the initial trustee of the Trust on April 3, 2000, and were approved by the initial shareholder on July 31, 2000. Under the Trust Instrument, each Trustee will continue in office until the termination of the Trust or his earlier death, retirement, resignation, bankruptcy, incapacity or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Fund, to amend the Trust Instrument, to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Trust Instrument, the Trust's Bylaws or the Trustees.

          As mentioned above in "Shareholder Meetings," each share of each series of the Trust has one vote (and fractional votes for fractional shares). Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

INDEPENDENT ACCOUNTANTS

          PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, independent accountants for the Funds, audit the Funds' annual financial statements and prepare their tax returns.

REGISTRATION STATEMENT

          The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

Performance information

          Quotations of average annual total return for the shares of a Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the shares of such Fund over periods of 1, 5, and 10 years (up to the life of the Fund). These are the annual total rates of return that would equate the initial amount invested to the ending redeemable value. These rates of return are calculated pursuant to the following formula: P(1 + T)(n) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of expenses of the shares of a Fund on an annual basis, and assume that all dividends and distributions are reinvested when paid.

          These Funds commenced operations on August 1, 2000, after the reorganization of the Retirement Shares of corresponding portfolios of Janus Aspen Series ("predecessor funds") into the Funds. The following returns reflect the performance of the Retirement Shares of the predecessor funds prior to that date. The performance of the Retirement Shares prior to May 1, 1997 reflects the performance of a different class of the predecessor funds restated to reflect the fees and expenses of the Retirement Shares on May 1, 1997, ignoring any fee and expense limitations.

          The average annual total return of the Funds (computed to include the returns of the predecessor funds prior to the reorganization, except for Strategic Value Fund and Global Value Fund, which do not have predecessor funds because they commenced operations on August 1, 2000 and May 1, 2001, respectively), computed as of July 31, 2001, is shown in the table below.

                                                                                                                     Life of
                                                                        Number                                        Fund
                                                          Inception    of Months      One       Five     Ten       (including
Fund Name                                                  Date(1)    in Lifetime     Year     Years    Years   predecessor fund)
---------------------------------------------------------------------------------------------------------------------------------
Growth Fund                                                9/13/93       94.5        (24.91%)  13.68%     N/A         13.94%
Aggressive Growth Fund                                     9/13/93       94.5        (51.36%)  11.24%     N/A         14.52%
Capital Appreciation Fund                                   5/1/97         51        (27.35%)     N/A     N/A         21.45%
Core Equity Fund(2)                                         5/1/97         51        (13.80%)     N/A     N/A         21.58%
Balanced Fund                                              9/13/93       94.5         (4.92%)  16.15%     N/A         14.70%
Growth and Income Fund                                      5/1/98         39        (18.93%)     N/A     N/A         15.35%
Strategic Value Fund                                        8/1/00         12        (11.20%)     N/A     N/A        (11.20%)
International Fund                                          5/2/94         87        (29.62%)  14.24%     N/A         14.92%
Worldwide Fund                                             9/13/93       94.5        (27.93%)  14.84%     N/A         17.37%
Global Value Fund                                           5/1/01          3            N/A      N/A     N/A         (1.70%)
Flexible Income Fund                                       9/13/93       94.5         10.34%    7.88%     N/A          7.78%

(1) Of predecessor fund, if applicable.
(2) Formerly, Equity Income Fund.

          Yield quotations for a Fund are based on the investment income per share earned during a particular 30-day period (including dividends, if any, and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the net asset value per share on the last day of the period, according to the following formula:

                                 YIELD = 2[(a - b + 1)(6) - 1]
                                            -----
                                             cd

          where a = dividend and interest income
                b = expenses accrued for the period (net of reimbursements) c = average daily number of shares outstanding during the period that were entitled to receive dividends
                d = maximum net asset value per share on the last day of the period

          The yield for the 30-day period ending July 31, 2001, for Flexible Income Fund is shown below:

                       Flexible Income Fund                                           5.37%

          From time to time in advertisements or sales material, the Funds may discuss their performance ratings or other information as published by recognized mutual fund statistical rating services, including, but not limited to, Lipper Analytical Services, Inc. ("Lipper"), Ibbotson Associates, Micropal or Morningstar, Inc. ("Morningstar") or by publications of general interest such as Forbes, Money, The Wall Street Journal, Mutual Funds Magazine, Kiplinger's or Smart Money. The Funds may also compare their performance to that of other selected mutual funds (for example, peer groups created by Lipper or Morningstar), mutual fund averages or recognized stock market indicators, including, but not limited to, the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's MidCap 400 Index, the Dow Jones Industrial Average, the Lehman Brothers Government/Credit Index, the Lehman Brothers 1-3 Year Government/Credit Index, the Lehman Brothers Municipal Bond Index, the Russell 2000 Index and the NASDAQ composite. In addition, the Funds may compare their total return or yield to the yield on U.S. Treasury obligations and to the percentage change in the Consumer Price Index. Worldwide Fund and International Fund may also compare their performance to the record of global market indicators, such as the Morgan Stanley Capital International World Index or the Morgan Stanley Capital International Europe, Australasia, and the Far East (EAFE(R) Index). Such performance ratings or comparisons may be made with funds that may have different investment restrictions, objectives, policies or techniques than the Funds and such other funds or market indicators may be comprised of securities that differ significantly from the Funds' investments.

Financial statements

          The following audited financial statements for the period ended July 31, 2001 are hereby incorporated into this Statement of Additional Information by reference to the Annual Report dated July 31, 2001.

DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT

          Schedules of Investments as of July 31, 2001

          Statements of Operations for the period ended July 31, 2001

          Statements of Assets and Liabilities as of July 31, 2001

          Statements of Changes in Net Assets for the periods ended July 31, 2001 and 2000

          Financial Highlights for each of the periods indicated

          Notes to Financial Statements

          Report of Independent Accountants

The portions of the Annual Report that are not specifically listed above are not incorporated by reference into this Statement of Additional Information and are not part of the Registration Statement.

Appendix A

EXPLANATION OF RATING CATEGORIES

          The following is a description of credit ratings issued by two of the major credit ratings agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICES

                BOND RATING                  EXPLANATION
                -----------------------------------------------------------------------------------------
                Investment Grade
                AAA......................... Highest rating; extremely strong capacity to pay principal and interest.
                AA.......................... High quality; very strong capacity to pay principal and interest.
                A........................... Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.
                BBB......................... Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.
                Non-Investment Grade
                BB, B, CCC, CC, C........... Predominantly speculative with respect to the issuer's capacity to meet required interest and principal payments.
                                             BB -- lowest degree of speculation; C -- the highest degree of speculation. Quality and protective characteristics
                                             outweighed by large uncertainties or major risk exposure to adverse conditions.
                D........................... In default.

MOODY'S INVESTORS SERVICE, INC.

                BOND RATING                  EXPLANATION
                -----------------------------------------------------------------------------------------
                Investment Grade
                Aaa......................... Highest quality, smallest degree of investment risk.
                Aa.......................... High quality; together with Aaa bonds, they compose the high-grade bond group.
                A........................... Upper-medium grade obligations; many favorable investment attributes.
                Baa......................... Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.
                Non-Investment Grade
                Ba.......................... More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.
                B........................... Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.
                Caa......................... Poor standing, may be in default; elements of danger with respect to principal or interest payments.
                Ca.......................... Speculative in a high degree; could be in default or have other marked shortcomings.
                C........................... Lowest-rated; extremely poor prospects of ever attaining investment standing.

          Unrated securities will be treated as noninvestment grade securities unless the portfolio manager determines that such securities are the equivalent of investment grade securities. Securities that have received ratings from more than one agency are considered investment grade if at least one agency has rated the security investment grade.

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